Financial Results for the Quarter Ended January 31, 2011 Exhibit 99.1

Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.
2 2

Important Information
   In connection with the proposed Hypercom transaction, VeriFone has filed with the Securities and Exchange Commission (“SEC”) a registration statement on
Form S-4 that includes a proxy statement/prospectus relating to the proposed transaction.  Investors are urged to read the form S-4 and proxy statement/prospectus (and all amendments and supplements thereto) and any other relevant documents filed with the SEC because they contain important information about VeriFone, Hypercom and the proposed transaction.  You can obtain copies of the S-4 and proxy statement/prospectus, as well as
VeriFone’s other filings, free of charge at the website maintained by the SEC at www.sec.gov.  In addition, you may obtain documents filed with the SEC by
VeriFone free of charge by visiting our website (www.verifone.com) or by directing a request in writing to: VeriFone, Attention: Investor Relations, 2099
Gateway Place, Suite 600, San Jose, CA 95110, by phone to (408) 232-7979 or by e-mail to ir@verifone.com.  You may obtain documents filed with the
SEC by Hypercom free of charge at Hypercom’s website (www.hypercom.com)
or by directing a request in writing to Hypercom Corporation, Attention:
Investor Relations, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona
85260, by phone to (480) 642-5000, or by e-mail to stsujita@hypercom.com.
3 3

Non-GAAP Financial Measures
With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the
Securities and Exchange Commission. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these
Non-GAAP financial measures help it to evaluate VeriFone’s
performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-
GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.
4 4

Non-GAAP Profit & Loss Overview
5 5
($ in thousands, except EPS) Q110 Q410 Q111
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
Revenue 223,400 276,000 283,940 2.9% 27.1%
Gross Margin 87,631 110,262 116,944 6.1% 33.5%
Gross Margin % 39.2% 40.0% 41.2%
Operating Expense 51,911 61,697 63,990 3.7% 23.3%
Operating Expense % 23.2% 22.4% 22.5%
Operating Profit 35,720 48,565 52,954 9.0% 48.2%
Operating Margin % 16.0% 17.6% 18.6%
Net Interest and Other (4,451) (3,388) (3,529) 4.2% -20.7%
Pre-tax Profit 31,269 45,177 49,425 9.4% 58.1%
Taxes 8,755 9,035 9,885 9.4% 12.9%
Net Income 22,514 36,142 39,540 9.4% 75.6%
Net Income % 10.1% 13.1% 13.9%
EPS 0.26 0.40 0.43 7.5% 65.4%
Q111

6 6
Non-GAAP Revenue Profile
Services
20.5%
System
Solutions
79.5%
Q111 Revenue
LAC
17.7%
NA
45.2%
Asia
9.4%
Europe
27.7%
($ in thousands)
Q110 Q410 Q111
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
North America
89,613 122,139 128,479 5.2% 43.4%
Europe
69,374 70,165 78,707 12.2% 13.5%
Latin America
40,623 53,887 50,131 -7.0% 23.4%
Asia
23,790 29,809 26,623 -10.7% 11.9%
Total
223,400 276,000 283,940 2.9% 27.1%
Q111

National Retail Federation®
The Voice of Retail Worldwide

PAYware
Mobile
Enterprise

CONSULTATIVE SALES
INVENTORY
LINE BUSTING
LOYALTY PROGRAMS
OUT-OF-STORE SALES

VeriFone
THE WAY TO PAY™

PAYware Mobile Enterprise
• Selected as Top 5 New Technology for
2011 by National Retail Federation
• Securely Enables Multiple New Mobile Services for Large Retailers
– Roaming POS
– Personal Shopping
– Out of Store Sales
– Inventory Control
– Loyalty Programs
• PCI-Approved Mobile Solution Incorporating End-to-End Encryption
and Tokenization for Use with Smart Mobile Devices
7 7

Financial Results and Guidance 8 8

Non-GAAP Gross Margin Review 9 9 Q110 Q410 Q111 System Solutions 39.0% 38.7% 40.1% Services 40.5% 46.0% 45.3% Total 39.2% 40.0% 41.2% % of Revenue

Non-GAAP Operating Expenses
10 10
Q110 Q410 Q111
Research and Development 7.2% 7.1% 7.3%
Sales and Marketing 8.3% 8.7% 8.8%
G&A 7.7% 6.6% 6.4%
Total 23.2% 22.4% 22.5%
Non-GAAP Operating Expenses as
Reported ($M)
51.9 61.7 64.0
Non-GAAP Operating Expenses,
Constant Currency ($M)
52.2 62.3 64.0
% of Revenue

Cash Flow and Balance Sheet
11 11
($ in thousands, except Days)
$ $ $
Cash Flow from Operations before
Changes in Working Capital
34,324 51,716 50,800
Cash Flow from Operations
55,316 54,038 30,409
Key Balance Sheet Items:
Cash
374,617 445,137 479,167
Accounts Receivables, net 152,471 64 132,988 46 164,830 54
Accounts Receivables Reserves
(3,813) (5,862) (5,771)
Inventories, net 94,496 63 111,901 61 112,084 60
Inventories Reserves
(29,485) (23,257) (27,294)
Accounts Payable
88,194 58 64,016 35 77,596 42
Deferred Revenue, net 66,366 77,607 78,494
Note:      Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns.
Days in Inventory is calculated as Average Net Inventory divided by Total Cost of Goods Sold.
Days in Accounts Payable is calculated as Accounts Payable divided by Total Cost of Goods Sold.
Q111
Days
Q110
Days
Q410
Days

Guidance
• For the second quarter ending April 30, 2011, VeriFone expects net revenues to be between $280 million and $284 million.  Non-GAAP net income per share is projected to be in the range of $0.42 to
$0.43.
• For the full year of fiscal 2011, VeriFone expects net revenues to be between $1,150 million and $1,160 million.  Non-GAAP net income per share is projected to be in the range of $1.75 to $1.80 for the same time period.
12 12

Bloomberg
Bloomberg STATE & MUNICIPAL FINANCE
Apple Plans Service That Lets iPhone Users Pay With Handsets
engadget
AT&T, T-Mobile, and Verizon announce Isis national mobile commerce network
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PCWorld
What Google's NFC Android Phones Will Mean For You
Google's NFC Android phones will let you make contact-free payments.
Bloomberg
PUT THE POWER OF BLOOMBERG.COM IN THE PALM OF YOUR HAND.
New PayPal Mobile iPhone App Tops One Million Downloads
Bloomberg
STATE & MUNICIPAL FINANCE
22.MARCH.2011

VeriFone THE WAY TO PAY

13 13 NFC Enabled Mobile Commerce Gaining Momentum

Fundamental Rules for the Success of Mobile Commerce
1. The point of sale becomes the hub of systems complexity
2. Consumers must see “real value” from these new ways to pay
3. Retailers will not tolerate special purpose lanes for smart-phone shoppers
4. Mobile commerce must be ubiquitous to be successful
5. Plastic cards won’t disappear any time soon
6. Security must be ironclad
14 14

15 15 Financial Results for the Quarter Ended January 31, 2011

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

	Three Months Ended January 31,
	2011	2010
GAAP Net revenues - System Solutions	$225,707	$188,014
Amortization of step-down in deferred revenue on acquisition	—	—

Non-GAAP Net revenues - System Solutions	$225,707	$188,014

GAAP Net revenues - Services	$58,058	$35,386
Amortization of step-down in deferred revenue on acquisition	175	—

Non-GAAP Net revenues - Services	$58,233	$35,386

GAAP Net revenues	$283,765	$223,400
Amortization of step-down in deferred revenue on acquisition	175	—

Non-GAAP Net revenues	$283,940	$223,400

GAAP Cost of net revenues - System Solutions	$140,140	$120,085
Stock-based compensation	(351)	(340)
Acquisition related and Restructuring costs	(26)	(134)
Amortization of purchased intangible assets	(4,636)	(4,893)

Non-GAAP Cost of net revenues - System Solutions	$135,127	$114,718

GAAP Cost of net revenues - Services	$32,134	$21,409
Stock-based compensation	(47)	(54)
Acquisition related and Restructuring costs	5	(95)
Amortization of purchased intangible assets	(223)	(209)

Non-GAAP Cost of net revenues - Services	$31,869	$21,051

GAAP Gross profit - System Solutions	$85,567	$67,929
Amortization of step-down in deferred revenue on acquisition	—	—
Stock-based compensation	351	340
Acquisition related and Restructuring costs	26	134
Amortization of purchased intangible assets	4,636	4,893

Non-GAAP Gross profit - System Solutions	$90,580	$73,296

GAAP System Solutions gross margins	37.9%	36.1%
Amortization of step-down in deferred revenue on acquisition as a % of System Solutions net revenues	0.0%	0.0%
Stock-based compensation as a % of System Solutions net revenues	0.2%	0.2%
Acquisition related and Restructuring costs as a % of System Solutions net revenues	0.0%	0.1%
Amortization of purchased intangible assets as a % of System Solutions net revenues	2.1%	2.6%
Non-GAAP System Solutions gross margins	40.1%	39.0%

GAAP Gross profit - Services	$25,924	$13,977
Amortization of step-down in deferred revenue on acquisition	175	—
Stock-based compensation	47	54
Acquisition related and Restructuring costs	(5)	95
Amortization of purchased intangible assets	223	209

Non-GAAP Gross profit - Services	$26,364	$14,335

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

	Three Months Ended January 31,
	2011	2010
GAAP Services gross margins	44.7%	39.5%
Amortization of step-down in deferred revenue on acquisition as a % of Services net revenues	0.3%	0.0%
Stock-based compensation as a % of Services net revenues	0.1%	0.2%
Acquisition related and Restructuring costs as a % of Services net revenues	0.0%	0.3%
Amortization of purchased intangible assets as a % of Services net revenues	0.4%	0.6%
Non-GAAP Services gross margins	45.3%	40.5%

GAAP Gross profit	$111,491	$81,906
Amortization of step-down in deferred revenue on acquisition	175	—
Stock-based compensation	398	394
Acquisition related and Restructuring costs	21	229
Amortization of purchased intangible assets	4,859	5,102

Non-GAAP Gross profit	$116,944	$87,631

GAAP Gross margins	39.3%	36.7%
Amortization of step-down in deferred revenue on acquisition as a % of net revenues	0.1%	0.0%
Stock-based compensation as a % of net revenues	0.1%	0.2%
Acquisition related and Restructuring costs as a % of net revenues	0.0%	0.1%
Amortization of purchased intangible assets as a % of net revenues	1.7%	2.3%
Non-GAAP Gross margins	41.2%	39.2%

GAAP Research and development	$21,642	$17,100
Stock-based compensation	(876)	(937)
Acquisition related and Restructuring costs	(4)	—

Non-GAAP Research and development	$20,762	$16,163

GAAP Sales and marketing	$28,306	$20,475
Stock-based compensation	(3,030)	(1,825)
Acquisition related and Restructuring costs	(167)	—

Non-GAAP Sales and marketing	$25,109	$18,650

GAAP General and administrative and amortization of purchased intangible assets	$26,332	$24,973
Stock-based compensation	(3,138)	(1,527)
Other charges - SOX remediation	—	(1,094)
Acquisition related and Restructuring costs	(2,759)	(762)
Amortization of purchased intangible assets	(2,316)	(4,492)

Non-GAAP General and administrative	$18,119	$17,098

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

	Three Months Ended January 31,
	2011	2010
GAAP Operating expenses	$76,280	$62,548
Stock-based compensation	(7,044)	(4,289)
Other charges - SOX remediation	—	(1,094)
Acquisition related and Restructuring costs	(2,930)	(762)
Amortization of purchased intangible assets	(2,316)	(4,492)

Non-GAAP Operating expenses	$63,990	$51,911

GAAP Operating income	$35,211	$19,358
Amortization of step-down in deferred revenue on acquisition	175	—
Stock-based compensation	7,442	4,683
Other charges - SOX remediation	—	1,094
Acquisition related and Restructuring costs	2,951	991
Amortization of purchased intangible assets	7,175	9,594

Non-GAAP Operating income	$52,954	$35,720

GAAP Operating margin	12.4%	8.7%
Amortization of step-down in deferred revenue on acquisition as a % of net revenues	0.1%	0.0%
Stock-based compensation as a % of net revenues	2.6%	2.1%
Other charges - SOX remediation as a % of net revenues	0.0%	0.5%
Acquisition related and Restructuring costs as a % of net revenues	1.0%	0.4%
Amortization of purchased intangible assets as a % of net revenues	2.5%	4.3%
Non-GAAP Operating margin	18.6%	16.0%

GAAP Interest expense	$(7,570)	$(7,254)
Acquisition related interest charges	466	414
Non-cash interest expense	3,819	3,571

Non-GAAP Interest expense	$(3,285)	$(3,269)

GAAP Interest income	$283	$296

Non-GAAP Interest income	$283	$296

GAAP Other income (expense), net	$1,651	$(1,760)
Other charges - acquisitions related and other	(2,178)	343
Gain on debt extinguishment	—	(61)

Non-GAAP Other expense, net	$(527)	$(1,478)

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

	Three Months Ended January 31,
	2011	2010
Non-GAAP Income before income taxes	$49,425	$31,269

GAAP Provision for (benefit from) income taxes	$(2,456)	$19
Income tax effect of non-GAAP exclusions	12,341	8,736

Non-GAAP Provision for income taxes (1)	$9,885	$8,755
Non-GAAP Income tax rate (1)	20%	28%
GAAP Net income	$32,031	$10,621
Amortization of step-down in deferred revenue on acquisition	175	—
Stock-based compensation	7,442	4,683
Other charges - SOX remediation, acquisitions related and other	(1,712)	1,851
Acquisition related and Restructuring costs	2,951	991
Amortization of purchased intangible assets	7,175	9,594
Non-cash interest expense	3,819	3,571
Gain on debt extinguishment	—	(61)
Income tax effect of non-GAAP exclusions	(12,341)	(8,736)

Total Non-GAAP Net income	$39,540	$22,514

Non-GAAP Net income per share:
Basic	$0.45	$0.27

Diluted	$0.43	$0.26

Weighted average shares used in computing Non-GAAP net income per share:
Basic	87,090	84,690
Diluted	91,321	86,610
GAAP Net income as a % of net revenues	11.3%	4.8%
Amortization of step-down in deferred revenue on acquisition as a % of net revenues	0.1%	0.0%
Stock-based compensation as a % of net revenues	2.6%	2.1%
Other charges - SOX remediation, acquisitions related and other as a % of net revenues	-0.6%	0.8%
Acquisition related and Restructuring costs as a % of net revenues	1.0%	0.4%
Amortization of purchased intangible assets as a % of net revenues	2.5%	4.3%
Non-cash interest expense as a % of net revenues	1.3%	1.6%
Gain on debt extinguishment as a % of net revenues	0.0%	0.0%
Income tax effect of non-GAAP exclusions as a % of net revenues	-4.3%	-3.9%
Total Non-GAAP Net income as a % of non-GAAP net revenues	13.9%	10.1%

(1)	The Non-GAAP tax rate used in our Non-GAAP reconciliation was changed beginning the fiscal third quarter 2010 from 28% to 20%.